UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 10, 2020

Date of Report (date of earliest event reported)

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 431-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

As previously reported, on May 15, 2020, J. C. Penney Company, Inc. (“J. C. Penney” or the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Prior to the commencement of the Chapter 11 Cases, on May 15, 2020, the Company and its subsidiaries (together with the Company, the “Company Parties”) entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, and as amended to date, the “RSA”) with members of an ad hoc group of lenders and noteholders (the “Ad Hoc Group”) that held approximately 70 percent of the Debtors’ first lien debt as of such date.

On September 10, 2020, the Company entered into a non-binding letter-of-intent (“LOI”) with the Ad Hoc Group, Simon Property Group (“Simon”) and Brookfield Property Group (“Brookfield”) that is generally consistent with the framework of the restructuring process contemplated in the RSA. The LOI is non-binding and provides no guarantee that a transaction will be completed. The terms of any potential transaction are subject to definitive documentation that must be agreed upon by all parties and subsequently approved by the Bankruptcy Court. Consequently, there can be no assurance that the existing LOI will ultimately result in a final, approved sale or plan of reorganization. In connection with the LOI, the Company received a form of Asset Purchase Agreement Term Sheet and Credit Bid Term Sheet from the Ad Hoc Group summarizing the terms of the Ad Hoc Group’s credit bid (collectively, the “Term Sheets”). The Company has acknowledged receipt of the Term Sheets and has agreed to support the credit bid summarized in the Term Sheets. The Term Sheets have not been executed by any party, are not binding, do not reflect any input from Simon or Brookfield and have not been reviewed by or agreed to by Simon or Brookfield. In addition, the Term Sheets are expressly not part of the LOI and may contain terms that are inconsistent with the LOI.

In connection with the filing of the Chapter 11 Cases, J. C. Penney entered into confidentiality agreements (collectively, the “NDAs”) with certain lenders, noteholders and other creditors. Pursuant to the NDAs, the Company agreed to publicly disclose certain information (the “Cleansing Material”) upon the occurrence of certain events set forth in the NDAs and the Company’s non-amortizing senior secured priming multi-draw delayed draw debtor-in-possession term loan facility. A copy of the Cleansing Material is attached to this Current Report on Form 8-K as Exhibit 99.1.

The Cleansing Material includes a copy of the LOI as well as the Term Sheets. The other portions of the Cleansing Material were prepared solely to facilitate discussions with the parties to the NDAs and was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to J. C. Penney. The Cleansing Material should not be regarded as an indication that the Company Parties or any third party consider the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. The Cleansing Material includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company Parties or any third party and should not be relied upon as such. Neither the Company Parties nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ claim agent, Prime Clerk, at http://www.cases.primeclerk.com/JCPenney.

Cautionary Statement Regarding Forward-Looking Information

The Company has included statements in this Current Report on Form 8-K that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect” and similar expressions identify forward-looking statements. Forward-looking statements are based only on the Company’s current assumptions and views of future events and financial performance. They are subject to known and unknown risks and uncertainties, many of which are outside of the Company’s control that may cause the Company’s actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; changes in store traffic trends; the cost of goods; more stringent or costly payment terms and/or the decision by a significant number of vendors not to sell the Company merchandise on a timely basis or at all; trade restrictions; the ability to monetize non-core assets on acceptable terms; the ability to implement the Company’s strategic plan, including its omnichannel initiatives; customer acceptance of the Company’s strategies; the Company’s ability to attract, motivate and retain key executives and other associates; the impact of cost reduction initiatives; the Company’s ability to generate or maintain liquidity; implementation of new systems and platforms; changes in tariff, freight and shipping rates; changes in the cost of fuel and other energy and transportation costs; disruptions and congestion at ports through which the Company imports goods; increases in wage and benefit costs; competition and retail industry consolidations; interest rate fluctuations; dollar and other currency valuations; the impact of weather conditions; risks associated with war, an act of terrorism or pandemic; the ability of the federal government to fund and conduct its operations; a systems failure and/or security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or Company information; legal and regulatory proceedings; the Company’s ability to access the debt or equity markets on favorable terms or at all; risks arising from the delisting of the Company’s common stock from the New York Stock Exchange; and the impact of natural disasters, public health crises or other catastrophic events on the Company’s financial results, in particular as the Company manages its business through the COVID-19 pandemic and the resulting restrictions and uncertainties in the general economic and business environment. Please refer to the Company’s Annual Report on Form 10-K for the year ended February 1, 2020, and Quarterly Reports on Form 10-Q filed subsequently thereto, for a further discussion of risks and uncertainties. There can be no assurances that the Company will achieve expected results, and actual results may be materially less than expectations. Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to it and speaks only as of the date on which such statement is made. The Company does not undertake to update these forward-looking statements as of any future date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit 99.1	Cleansing Material

	Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Bill Wafford
Bill Wafford
Executive Vice President, Chief Financial Officer

Date: September 10, 2020